UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2018, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) announced that, in a planned transition, John Furey has been appointed to its Board of Directors, as an independent Non-Executive Director, and Peter Thompson, M.D., Ph.D., will be resigning from the Board. Both changes are effective from July 5, 2018. Mr. Furey will also serve as a member of the Company’s Remuneration Committee, succeeding Dr. Thompson. The Board determined that Mr. Furey is an “independent director” under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Furey is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Furey and any other persons pursuant to which he was selected as a director.

In connection with his appointment to the Board and Remuneration Committee, Mr. Furey will receive compensation as of the effective date of his appointment in accordance with the Company’s non-executive director remuneration policy, and the Company will enter into a letter of appointment with Mr. Furey substantively in the same form that the Company has entered into with its other non-executive directors. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01              Regulation FD Disclosure.

On April 12, 2018, the Company issued a press release announcing the appointment of Mr. Furey to the Board and the planned resignation of Dr. Thompson, a copy of which is attached as Exhibit 99.1 to this report.

The information in this Item 7.01 of this Form 8-K (including the attached Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued on April 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: April 12, 2018	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary